                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CARDIOVASCULAR DYNAMICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

TO THE STOCKHOLDERS OF CARDIOVASCULAR DYNAMICS, INC.:

     You are cordially invited to attend the Annual Meeting of Stockholders of CardioVascular Dynamics, Inc. ("CVD" or the "Company") on May 16, 1997 at 10:00 a.m., California time. The Annual Meeting will be held at 13700 Alton Parkway, Suite 160, Irvine, California 92618.

     At the meeting, you will be asked to consider and vote upon the following proposals: (i) the approval of an amendment to the 1996 Stock Option/Stock Issuance Plan which will effect an increase in the number of shares of the Company's Common Stock available for issuance by an additional 700,000 shares and effect certain other changes as described in the Proxy Statement, (ii) the election of five (5) individuals to serve as the Company's Board of Directors and (iii) the ratification of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

     Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy card promptly in the accompanying postage-paid reply envelope. By returning the proxy, you can help CVD avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of the outstanding shares is not present or represented by proxy. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

April 16, 1997                            MICHAEL R. HENSON
                                          President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         CARDIOVASCULAR DYNAMICS, INC.

                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CardioVascular Dynamics, Inc., a Delaware corporation ("CVD" or the "Company"), will be held on May 16, 1997 at 10:00 a.m. at 13700 Alton Parkway, Suite 160, Irvine, California 92618, for the following purposes:

          1. To approve an amendment to CVD's 1996 Stock Option/Stock Issuance Plan to effect an increase in the number of shares available for issuance by an additional 700,000 shares of Common Stock and to effect certain other changes as set forth in the Proxy Statement.

          2. To elect a five (5) member Board of Directors for CVD from the following nominees: Michael R. Henson, William G. Davis, Mitchell Dann, Edward M. Leonard and Gerard von Hoffmann.

          3. To ratify the selection of Ernst & Young LLP as CVD's independent auditors for the current fiscal year ending December 31, 1997.

          4. To transact such other business as may properly come before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 9, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

                                          By Order of the Board of Directors

                                          DANA P. NICKELL
                                          Secretary

Irvine, California
April 16, 1997

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

                            ------------------------

                         CARDIOVASCULAR DYNAMICS, INC.
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of CardioVascular Dynamics, Inc. ("CVD" or the "Company") for use at the Annual Meeting of Stockholders to be held on May 16, 1997 at 10:00 a.m. at 13700 Alton Parkway, Suite 160, Irvine, California 92618, at which time stockholders of record on April 9, 1997 will be entitled to vote. On April 9, 1997, CVD had outstanding 9,103,459 shares of Common Stock. Stockholders of record on such date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting.

     CVD intends to mail this proxy statement and the accompanying proxy card on or about April 16, 1997 to all stockholders entitled to vote at the Annual Meeting. CVD's principal executive offices are located at 13700 Alton Parkway, Suite 160, Irvine, California 92618. The telephone number at that address is
(714) 457-9546.

VOTING

     Under the cumulative voting provision in the Company's Certificate of Incorporation, each stockholder may cast for a single nominee for director, or distribute among up to five nominees, a number of votes equal to five multiplied by the number of shares held by such stockholder. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the 1997 Annual Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of CVD at CVD's principal executive office, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SOLICITATION

     CVD will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others, to forward to such beneficial owners. CVD may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of CVD. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                 PROPOSAL NO. 1

             AMENDMENT TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN
                        OF CARDIOVASCULAR DYNAMICS, INC.

     The stockholders are being asked to vote on a proposal to approve an amendment to the Company's 1996 Stock Option/Stock Issuance Plan (the "Option Plan") which includes the following changes:

          (i) increase the number of shares of Common Stock authorized for issuance under the Option Plan by an additional 700,000 shares;

          (ii) allow non-employee directors to receive discretionary grants and stock issuances under the Discretionary Option Grant and Stock Issuance Programs of the Option Plan;

          (iii) eliminate the restriction that the individuals who serve as Plan Administrator may not receive any discretionary option grants or direct stock issuances from the Company while serving as Plan Administrator or during the twelve month period preceding appointment as Plan Administrator;

          (iv) require stockholder approval of future amendments to the Option Plan only to the extent necessary to satisfy applicable laws or regulations;

          (v) eliminate both the six month holding period requirement and the ten business day "window" period requirement for the exercise of any stock appreciation rights granted under the Option Plan; and

          (vi) allow the shares issued under the Option Plan which are subsequently reacquired by the Company pursuant to the Company's exercise of its repurchase rights to be added back to the share reserve available for future issuance under the Option Plan.

     The amendment to the Option Plan was adopted by the Board on April 8, 1997, subject to stockholder approval at the 1997 Annual Meeting. The Board believes it is in the best interests of the Company to increase the share reserve so that the Company can continue to attract and retain the services of those persons essential to the Company's growth and financial success. The purpose of the remaining changes to the Option Plan is to provide the Plan Administrator with more flexibility as is allowed under recent changes to the regulations governing employee option plans such as the Option Plan.

     The Option Plan was originally adopted by the Board of Directors on May 1, 1996 and approved by the stockholders on May 1, 1996.

     The following is a summary of the principal features of the Option Plan, as recently amended for the share increase. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Secretary of CVD at CVD's executive offices in Irvine, California.

EQUITY INCENTIVE PROGRAMS

     The Option Plan is comprised of three separate equity incentive programs:
(i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and
(iii) an Automatic Option Grant Program. The Compensation Committee of the Board administers the Discretionary Option Grant and Stock Issuance Programs to all persons eligible to participate in the Option Plan, the Discretionary Option Grant and Stock Issuance Programs, subject to separate but concurrent administration by the Board. The Plan Administrator (either the Compensation Committee or the Board, to the extent such entity is carrying out its administrative functions under the Option Plan with respect to one or more classes of eligible individuals), has complete discretion (subject to the provisions of the Option Plan) to authorize discretionary option grants or stock issuances under the Option Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

SHARE RESERVE

     The maximum number of shares of Common Stock issuable over the term of the Option Plan may not exceed 1,900,000 shares (including the 700,000 shares for which stockholder approval is sought under this Proposal). In no event may any one participant in the Option Plan be granted stock options or separately exercisable stock appreciation rights for more than 800,000 shares in the aggregate over the term of the Option Plan.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the number and class of securities issuable (in the aggregate and to each participant) under the Option Plan and to the number and class of securities subject to each outstanding option and the exercise price payable per share for those securities.

ELIGIBILITY

     Employees (including officers), non-employee Board members, consultants and other independent advisors who provide services to CVD and its parent or subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Grant Program.

     As of March 7, 1997, approximately 146 employees (including 5 executive officers), and 4 non-employee Board members were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs and 4 non-employee Board members were eligible to participate in the Automatic Option Grant Program.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the Option Plan will be the closing selling price per share on that date on the Nasdaq National Market. On March 7, 1997, the closing selling price per share was $10.375.

                       DISCRETIONARY OPTION GRANT PROGRAM

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

          Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect will be automatically cancelled upon the successful completion of a hostile take-over of the Company. In return for the cancelled option, the officer will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                             STOCK ISSUANCE PROGRAM

     Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

                         AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, option grants have been made to the current non-employee Board members, and option grants will be made to individuals who join the Board as non-employee members in the future. Additional automatic option grants will be made at annual intervals to all non-employee Board members over their continued period of service on the Board. These special grants may be summarized as follows:

          A. Each individual who served as a non-employee Board member on June 19, 1996 was automatically granted on such date an option to purchase 5,000 shares of Common Stock.

          B. Each individual who first becomes a non-employee Board member at any time after June 19, 1996, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, an option to purchase 5,000 shares of Common Stock.

          C. On the date of each Annual Stockholders Meeting held after June 19, 1996, each individual who is to continue to serve as a non-employee Board member after such Annual Meeting will receive an additional option grant to purchase 5,000 shares of Common Stock, provided such individual has been a member of the Board for at least six (6) months.

     Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

     Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each initial option grant will vest (and the Company's repurchase rights will lapse) in four equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the option grant date. Each annual option grant will vest (and the Company's repurchase rights will lapse) upon the completion of one year of Board service measured from the option grant date.

     The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or an acquisition of the Company by merger or asset sale or a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). In addition, upon the successful completion of a hostile take-over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over
(b) the exercise price payable for such share.

                               GENERAL PROVISIONS

ACCELERATION

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have the discretion to grant options under the Discretionary Option Grant Program which automatically accelerate if the options are assumed or replaced in connection with such acquisition and the individual's service is subsequently terminated within a designated period (not to exceed 18 months) following the acquisition. The Plan Administrator will also have the discretion to grant options which automatically accelerate in the event the individual's service is terminated within a designated period (not to exceed 18 months) following a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). The Plan Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

     The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of the shares under the Option Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any optionee may not exceed the cash consideration payable for the purchased shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

     The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

     The Board may amend or modify the Option Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on April 29, 2006.

OPTION GRANTS

     The table below shows, as to each of the executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock subject to options granted between January 1, 1996 and March 7, 1997 under the Option Plan and the predecessor 1995 Stock Option Plan, together with the weighted average exercise price payable per share.

                                                              NUMBER OF         WEIGHTED AVERAGE
                      NAME AND POSITION                    OPTION SHARES(1)      EXERCISE PRICE
    -----------------------------------------------------  ----------------     ----------------
    Michael R. Henson....................................       170,000              $11.79
      President and Chief Executive Officer
    Dana P. Nickell......................................        25,000              $ 9.50
      Vice President, Finance and Administration
    Jeffrey F. O'Donnell.................................        15,000              $ 9.50
      Vice President, Sales and Marketing
    All current executive officers as a group (5
      persons)...........................................       268,000              $11.51
    All current directors (other than executive officers)
      as a group
      (4 persons)........................................        20,000              $12.00
    All employees, including current officers who are not
      executive officers, as a group (60 persons)........       250,000              $10.66

---------------
(1) Includes shares granted on the basis of the 700,000 share increase which are subject to stockholder approval and which are listed below in the table under New Plan Benefits.

     As of March 7, 1997, approximately 222,000 shares of Common Stock had been issued under the Option Plan, approximately 1,191,000 shares of Common Stock were subject to outstanding options, and approximately 487,000 shares of Common Stock were available for future option grants, inclusive of the 700,000 share increase which stockholders are being asked to approve under this Proposal No. 1.

NEW PLAN BENEFITS

     The table below shows, as to each of the executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock subject to options granted between January 1, 1996 and March 7, 1997 under the Option Plan, which were granted on the basis of the 700,000 share increase for which stockholder approval is sought, together with the weighted average exercise price payable per share.

                                                              NUMBER OF         WEIGHTED AVERAGE
                      NAME AND POSITION                     OPTION SHARES        EXERCISE PRICE
    -----------------------------------------------------  ----------------     ----------------
    Michael R. Henson....................................        39,000              $ 9.50
      President and Chief Executive Officer
    Dana P. Nickell......................................        24,000              $ 9.50
      Vice President, Finance and Administration
    Jeffrey F. O'Donnell.................................        14,000              $ 9.50
      Vice President, Sales and Marketing
    All current executive officers as a group (5
      persons)...........................................        85,000              $ 9.50
    All current directors (other than executive officers)
      as a group
      (4 persons)........................................             0                   0
    All employees, including current officers who are not
      executive officers, as a group (42 persons)........       128,000              $ 9.50

     As of March 7, 1997, options covering an aggregate of approximately 213,000 shares of Common Stock have been granted on the basis of the 700,000 share increase for which stockholder approval is sought under this Proposal. Those options have a weighted average exercise price of $9.50 per share and were granted to a total of 46 employees, four of whom are executive officers of the Company. None of the aforementioned options were granted to members of the Board of Directors. However, each individual who is reelected as a non-employee Board member at the 1997 Annual Meeting will automatically receive at that time an option for 5,000 shares of Common Stock at an exercise price equal to the fair market value of the shares on such grant date.

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

     Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

          Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
     (i) the fair market value of such shares on the option exercise date over
     (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

          Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

          If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
     (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
     Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

          The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which such ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION.

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

                              ACCOUNTING TREATMENT

     Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest. Option grants with an exercise price equal to the fair market value of the option shares at the time of grant will not result in any charge to the Company's earnings. However, new FASB 123 will require pro-forma disclosure to the Company's financial statements indicating the impact which those options would have upon the Company's reported earnings were their value at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

                              STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the shares of the Company's outstanding voting stock present or represented by proxy at the 1997 Annual Meeting and entitled to vote on Proposal No. 1 is required for approval to amend the Option Plan. If such stockholder approval is not obtained, then the share reserve will not be increased and the members of the Compensation Committee will not become eligible to receive option grants under the Discretionary Option Grant Program or receive issuances under the Stock Issuance Program and any options granted on the basis of such share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and the Option Plan will terminate once the balance of the share reserve as last approved by the stockholders has been issued under the Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN.

                                 PROPOSAL NO. 2

                             ELECTION OF DIRECTORS

     Five (5) directors will be elected at the Annual Meeting by the holders of CVD Common Stock to serve until the next Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Board of Directors will vote all proxies received by them FOR the nominees listed below unless otherwise instructed in writing on such proxy. The five (5) candidates receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected directors of CVD. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the annual current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders.

INFORMATION WITH RESPECT TO NOMINEES

     Set forth below, as of March 7, 1997, for each nominee for director of CVD is information regarding his age, position(s) with CVD, the period he has served as a director, any family relationship with any other director or executive officer of CVD, and the directorships currently held by him in corporations whose shares are publicly registered.

         NOMINEE, AGE AND                             PRINCIPAL OCCUPATION AND
      FIRST YEAR AS DIRECTOR                            BUSINESS EXPERIENCE
-----------------------------------   --------------------------------------------------------
Mitchell Dann, 36, 1996............   Since April 1991, Mr. Dann has been President of M. Dann
                                      & Co., Inc., a venture capital advisory firm. From
                                      October 1982 to April 1991, he co-founded and held the
                                      position of Managing Partner at IAI Venture Capital
                                      Group, the venture capital division of Investment
                                      Advisors, Inc. Mr. Dann is Chairman of the Board of
                                      Urologix, Inc.

William G. Davis, 65, 1995.........   Mr. Davis is an independent business consultant. From
                                      1957 to 1984, Mr. Davis was associated with Eli Lilly
                                      and Company, a diversified health care company, where he
                                      served as Executive Vice President, Eli Lilly
                                      International Corporation, from 1972 to 1975, Executive
                                      Vice President, Pharmaceutical Division, from 1975 to
                                      1982, and President, Medical Instrument Systems Divi-
                                      sion, from 1982 until his retirement in 1984. Mr. Davis
                                      is also a director of ALZA Corporation, Collagen
                                      Corporation, EndoSonics Corporation and Target
                                      Therapeutics, Inc.

Michael R. Henson, 51, 1995........   Mr. Henson joined CVD in February 1995 as President,
                                      Chief Executive Officer and Chairman of the Board of
                                      Directors. Prior to joining CVD, Mr. Henson served as
                                      the Chief Executive of EndoSonics Corporation from 1988
                                      to February 1995, and as Chairman of the Board from
                                      February 1993 to November 1996. Between April 1983 and
                                      February 1988, Mr. Henson served as President and Chief
                                      Executive Officer of Trimedyne, Inc., a manufacturer of
                                      medical lasers and catheters. Prior to joining Trimedyne
                                      in 1983, Mr. Henson held positions as Vice President for
                                      G.D. Searle & Company, Director of Marketing for the
                                      Hospital Products Division of Abbott Laboratories and
                                      Marketing Manager for Bristol Myers and Company.

Edward M. Leonard, 55, 1996........   Mr. Leonard has been a partner in the law firm of
                                      Brobeck, Phleger & Harrison LLP, CVD's general counsel,
                                      since 1978.

Gerard von Hoffmann, 40, 1996......   Gerard von Hoffmann joined the Company as a director in
                                      April 1996. He has been with the law firm of Knobbe,
                                      Martens, Olson & Bear LLP, CVD's patent counsel, since
                                      1986 and has been a partner since 1989.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met eight (8) times during the year ended December 1996. Each Director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which such Director served.

     CVD has a standing Audit Committee composed of Messrs. Edward M. Leonard and Gerard von Hoffmann. The Audit Committee is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls. The Audit Committee met two (2) times during the year ended December 31, 1996.

     CVD has a standing Compensation Committee which met three (3) times during the year ended December 31, 1996. For the 1996 fiscal year, this Committee consisted of Mitchell Dann and William G.

Davis. The Committee administers the 1996 Option Plan and reviews and acts on matters relating to compensation levels and benefit plans for key executives of CVD. The Compensation Committee has the exclusive power and authority to make stock option grants under the 1996 Option Plan to the Company's officers.

     CVD has a Pricing Committee which was formed in connection with the initial public offering held in June 1996. The Pricing Committee met one (1) time during the year ended December 31, 1996. This Committee consists of Messrs. Michael R. Henson and William G. Davis.

REMUNERATION

     Non-employee directors each receive a fee of $1,500 per quarter and reimbursement for certain travel expenses and other out-of-pocket costs. Non-employee Board members are eligible to receive periodic option grants under the Automatic Option Grant Program in effect under the Company's 1996 Stock Option/Stock Issuance Plan. Accordingly, each individual who was a non-employee Board member at the time of the initial public offering received at that time an automatic option grant to purchase 5,000 shares of Common Stock at an exercise price of $12.00 per share (the fair market value per share of Common Stock on the grant date). The remaining terms in effect for each option grant made under the Automatic Option Grant Program are summarized in Proposal No. 1 above.

     Mr. Leonard, a member of the Company's Board of Directors, is a partner at Brobeck, Phleger & Harrison LLP, which serves as General Counsel to the Company.

     Mr. von Hoffmann, a member of the Company's Board of Directors, is a partner at Knobbe, Martens, Olson & Bear LLP, which serves as Patent Counsel to the Company.

     All directors hold office until the next Annual Meeting of Stockholders and until their successors have been elected. Officers are appointed to serve, at the discretion of the Board of Directors, until their successors are appointed. There are no family relationships among executive officers or directors of CVD. There are no arrangements or understandings involving any director or any nominee regarding such person's status as a director or nominee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The members of the Board of Directors, the executive officers of CVD and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which CVD received from such persons for their 1996 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1996 fiscal year, CVD believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders, except that Messrs. Dann and von Hoffmann each filed one late report with respect to an open market purchase.

CERTAIN TRANSACTIONS

     Other than the officer loans described above under Executive Compensation and Related Information, the Company was not involved in any transaction during the fiscal year ended December 31, 1996 in which a director, officer or greater than 5% stockholder had a direct or indirect material interest involving an amount in excess of $60,000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL FIVE NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP served as independent auditors for CVD for the fiscal year ended December 31, 1996. The Board of Directors, on the recommendation of CVD's management, has selected that firm to continue in this capacity for the current fiscal year. CVD is asking the stockholders to ratify the selection by the Board of Directors of Ernst & Young LLP, as independent auditors to audit the consolidated financial statements of CVD for the fiscal year ending December 31, 1997 and to perform other appropriate services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions. CVD has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any material relationship with CVD nor any affiliate of CVD.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION. In the event that a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of Ernst & Young LLP, the Board of Directors will reconsider such selection. Under all circumstances, the Board retains the corporate authority to change the auditors at a later date.

                                    GENERAL

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to CVD regarding the ownership of CVD's Common Stock as of February 14, 1997 by (i) each stockholder known to CVD to be a beneficial owner of more than five percent (5%) of CVD's Common Stock, (ii) each director and nominee for director, (iii) the Named Officers (as such term is defined under the caption "Executive Compensation and Related Information -- Summary of Cash and Certain Other Compensation") and (iv) all current directors and officers of CVD as a group.

                                                                      NUMBER
                                                                    OF SHARES       PERCENT OF
                                                                   BENEFICIALLY     OUTSTANDING
                   NAME OF PRINCIPAL STOCKHOLDER                     OWNED(1)        SHARES(2)
    -----------------------------------------------------------    ------------     -----------
    EndoSonics Corporation.....................................       4,040,000         44.49%
      6616 Owens Drive
      Pleasanton, CA 94588
    Boston Scientific Corporation(3)...........................         880,000          9.56
      One Boston Scientific Place
      Natick, MA 01760
    Wells Fargo Bank, N.A.(4)..................................         642,500          7.08
      464 California Street
      San Francisco, CA 94163
    Scudder, Stevens & Clark, Inc.(5)..........................         584,300          6.43
      345 Park Avenue
      New York, New York 10154
    Michael R. Henson(6).......................................         132,291          1.45
    Mitchell Dann(7)...........................................           7,500             *
    William G. Davis(8)........................................           6,875             *
    Gerard von Hoffmann(9).....................................           6,150             *
    Edward M. Leonard(10)......................................           6,807             *
    Dana P. Nickell(11)........................................          15,700             *
    Jeffrey F. O'Donnell(12)...................................          31,250             *
    All directors and officers as a group (13 persons)(13).....         278,654          3.00
                                                                      ---------         -----
              Total Principal Stockholders.....................       6,425,454         68.39%
                                                                      =========         =====

---------------

  *  Represents beneficial ownership of less than 1%.

 (1) The number of shares of Common Stock beneficially owned includes any shares issuable pursuant to stock options that may be exercised within 60 days after February 14, 1997. Shares issuable pursuant to such options are deemed outstanding for computing percentage of the person holding such options but are not deemed to be outstanding for computing the percentage of any other person.

 (2) Applicable percentages are based on 9,080,902 shares outstanding on February 14, 1997.

 (3) Pursuant to a Schedule 13G filed with the Commission on February 14, 1997, Boston Scientific Corporation reported that as of December 31, 1996 it had sole voting and investment power over 880,000 shares. Includes warrants to purchase 120,000 shares of the Company's Common Stock.

 (4) Pursuant to a Schedule 13G filed with the Commission on February 14, 1997, Wells Fargo Bank, N.A. reported that as of December 31, 1996 it had shared investment power over such 642,500 shares, sole voting power over 561,600 of such shares and shared voting power over 1,500 of such shares.

 (5) Pursuant to a Schedule 13G filed with the Commission on February 10, 1997, Scudder Stevens & Clark, Inc. reported that as of December 31, 1996 it had sole investment power over such 584,300 shares, sole voting power over 181,900 of such shares and shared voting power over 290,300 of such shares.

 (6) Includes 15,791 shares subject to options exercisable within 60 days after February 14, 1997.

 (7) Includes 5,000 shares subject to options exercisable within 60 days after February 14, 1997.

 (8) Includes 6,875 shares subject to options exercisable within 60 days after February 14, 1997.

 (9) Includes 5,000 shares subject to options exercisable within 60 days after February 14, 1997.

(10) Includes 5,000 shares subject to options exercisable within 60 days after February 14, 1997.

(11) Includes 15,500 shares subject to options exercisable within 60 days after February 14, 1997.

(12) Includes 31,250 shares subject to options exercisable within 60 days after February 14, 1997.

(13) Includes 194,497 shares subject to options exercisable within 60 days after February 14, 1997.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     Prior to the Company's initial public offering in June 1996, the Board set the base salary and bonuses for the Company's executive officers and administered the Company's stock option plan. The Compensation Committee was established at the time of the initial public offering. It is the responsibility of the Compensation Committee of the CVD Board of Directors to make recommendations to the Board with respect to the base salary and bonuses to be paid to the Company's executive officers each fiscal year. In addition, the Compensation Committee has the exclusive authority to administer the CVD 1996 Stock Option/Stock Issuance Plan with respect to option grants and stock issuances made thereunder to such officers and other key employees. The following is a summary of the policies of the Compensation Committee which affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

     GENERAL COMPENSATION POLICY. Under the supervision of the Compensation Committee, CVD has developed a compensation policy which is designed to attract and retain qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the achievement of Company milestones. One of the Committee's primary objectives is to have a substantial portion of each officer's total compensation contingent upon the Company's performance as well as upon the individual's contribution to the success of CVD as measured by his personal performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements: (i) base salary which reflects individual performance and expertise and is designed to be competitive with salary levels in the industry; (ii) variable performance awards payable in cash and tied to the Company's achievement of certain goals; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the CVD stockholders.

     FACTORS. The principal factors which were considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. However, the Committee may in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

          - BASE SALARY. The base salary levels for the executive officers were established by the Board for the 1996 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Board, however, did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Board made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed by the Compensation Committee on an annual basis, and adjustments will be made in accordance with the factors indicated above.

          - ANNUAL INCENTIVE COMPENSATION. CVD has adopted an Employee Bonus Plan pursuant to which the Board of Directors has discretionary authority to award cash bonuses to executive officers and employees in accordance with recommendations made by the Compensation Committee based upon the extent to which certain financial and performance targets established semi-annually by the Compensation Committee are met and the contribution of each such officer and employee to the attainment of such targets. For fiscal year 1996, the performance targets for each of the Named Officers included gross sales, cash flow, engineering product goals and regulatory submission goals. The weight given to each factor varied from individual to individual.

          - LONG-TERM INCENTIVE COMPENSATION. CVD has also adopted the 1996 Stock Option/Stock Issuance Plan. Each grant under the Plan is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage CVD from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer's tenure, level of responsibility and relative position in CVD. The Company has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and their existing holdings of unvested options. However, the Company does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of CVD Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years from the date of grant). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ and the market price of the Company's Common Stock appreciates over the option term.

          - CEO COMPENSATION. In setting the base salary for Mr. Michael R. Henson, the Company's Chief Executive Officer, for the 1996 fiscal year, the Compensation Committee sought to provide him with a level of salary which is competitive with salaries paid to chief executive officers of similarly-sized companies in the industry and commensurate with Mr. Henson's experience. There was no intent on the Compensation Committee's part to have this particular component of Mr. Henson's compensation affected to any significant degree by Company performance.

     Mr. Henson's incentive cash compensation for the 1996 fiscal year was based on an overall assessment of his achievement in implementing certain internal practices to strengthen the management team and further the Company's business development.

     The long-term incentive component of Mr. Henson's compensation for the 1996 fiscal year consisted of a stock option grant on November 4, 1996 to purchase 130,000 shares. As previously indicated, this grant was designed to provide a special incentive to Mr. Henson to contribute to the Company's financial success.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held corporations for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1997 will exceed that limit. The Company's 1996 Stock Option/Stock Issuance Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                          COMPENSATION COMMITTEE

                                          William G. Davis
                                          Mitchell Dann

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company's Board of Directors for the 1996 fiscal year were Mitchell Dann and William G. Davis. No member of the Compensation Committee was at any time during the 1996 fiscal year or at any other time an officer or employee of CVD.

     No executive officer of CVD served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

STOCK PERFORMANCE GRAPH

     The graph depicted below shows CVD's stock price as an index assuming $100 invested on June 19, 1996 (the date of CVD's initial public offering), along with the composite prices of companies listed on the CRSP Total Return Index for National Association of Securities Dealers Automated Quotation ("Nasdaq") Stock Market and the Hambrecht & Quist Incorporated Total Return Index for Healthcare Technology Companies (Excluding Biotechnology). This information has been provided to CVD by Hambrecht & Quist Incorporated.

              PERFORMANCE GRAPH FOR CARDIOVASCULAR DYNAMICS, INC.
                 INDEXED COMPARISON OF CUMULATIVE TOTAL RETURN
              CRSP TOTAL RETURN INDEX FOR NASDAQ STOCK MARKET AND
 THE HAMBRECHT AND QUIST TOTAL RETURN INDEX FOR HEALTHCARE TECHNOLOGY COMPANIES
                           (EXCLUDING BIOTECHNOLOGY)

                                                                  H&Q HEALTH-
                                 CARDIOVASCU-                    CARE EXCLUDI
      MEASUREMENT PERIOD         LAR DYNAMICS    NASDAQ STOCK     NG BIOTECH-
    (FISCAL YEAR COVERED)            INC.         MARKET-U.S.       NOLOGY
6/19/96                                    100             100             100
JUN-96                                  102.08          100.64          100.69
JULY-96                                 106.25           91.68           92.22
AUG-96                                  125.00           96.82           98.24
SEP-96                                  127.08          104.23          110.50
OCT-96                                  108.33          103.09          104.75
NOV-96                                  102.08          109.48          107.98
DEC-96                                  108.33          109.35          111.18

Note: Assumes $100 invested on 6/19/96 in CVD and in the CRSP Total Return Index for Nasdaq Stock Market and the H&Q Total Return Index for Healthcare Technology Companies (Excluding Biotechnology). Assumes Reinvestment of Dividends on a daily basis.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned, by the Company's Chief Executive Officer, Mr. Henson, who has served in such capacity since February 1, 1995, and the two other executive officers whose compensation for the 1996 fiscal year was in excess of $100,000, for services rendered in all capacities to the Company for each of the last two fiscal years. No other executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1996 fiscal year resigned or terminated employment during that fiscal year. All the individuals named in the table will hereinafter be referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                                                         AWARDS
                                                                                      ------------
                                                         ANNUAL COMPENSATION             SHARES
                                                    -----------------------------      UNDERLYING
           NAME AND PRINCIPAL POSITION              YEAR     SALARY(1)     BONUS        OPTIONS
--------------------------------------------------  ----     --------     -------     ------------
Michael R. Henson.................................  1996     $200,000     $60,000        130,000
  President and Chief Executive Officer             1995      189,850      70,000        250,000
Dana P. Nickell...................................  1996      108,000      19,440             --
  Vice President, Finance and Administration        1995        5,934          --             --
Jeffrey F. O'Donnell..............................  1996      179,200      15,000             --
  Vice President, Sales and Marketing               1995        8,585       4,000             --

---------------

(1) Includes amounts contributed by the Named Officers to the Company's 401(K) Plan.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1996 fiscal year under the Company's 1996 Stock Option/Stock Issuance Plan to the Named Officers. No stock appreciation rights were granted during such fiscal year to the Named Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                          --------------------------------------------------               VALUE
                                        % OF TOTAL                                AT ASSUMED ANNUAL RATES
                          NUMBER OF      OPTIONS                                      OF STOCK PRICE
                          SECURITIES    GRANTED TO    EXERCISE                       APPRECIATION FOR
                          UNDERLYING   EMPLOYEES IN    OR BASE                          OPTION TERM
                           OPTIONS        FISCAL        PRICE     EXPIRATION     -------------------------
          NAME            GRANTED(1)     YEAR(2)      ($/SH)(3)      DATE         5%($)(4)      10%($)(4)
------------------------  ----------   ------------   ---------   ----------     ----------     ----------
Michael R. Henson.......    130,000        40.75%      $ 12.50    11/03/2006     $1,021,954     $2,589,831
Dana P. Nickell.........         --           --            --            --             --             --
Jeffrey F. O'Donnell....         --           --            --            --             --             --

---------------

(1) The option listed in the table was granted under the Company's 1996 Stock Option/Stock Issuance Plan. The option was granted on November 4, 1996, and has a maximum term of ten years measured from the grant date, subject to earlier termination upon the optionee's termination of service with the Company. Twenty-five percent (25%) of the options are exercisable upon the optionee's completion of one year of service measured from November 4, 1996, and as to the balance of the option shares in a series of successive equal monthly installments upon the optionee's completion of each additional month of service over the next 36 months thereafter.

(2) Based upon options granted for an aggregate of 319,000 shares to employees in 1996, including the Named Officers.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The Compensation Committee of the Board of Directors, as the Plan Administrator of the Company's 1996 Stock Option/Stock Issuance Plan, has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the grant date.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information concerning the exercise of options during the 1996 fiscal year and unexercised options held by the Named Officers as of the end of such year. No stock appreciation rights were exercised by the Named Officers during such fiscal year or were outstanding at the end of that year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                              SHARES                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                             ACQUIRED     AGGREGATE           OPTIONS AT FY-END          OPTIONS AT FY-END($)(2)
                                ON          VALUE        ---------------------------   ---------------------------
           NAME              EXERCISE   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  --------   --------------   -----------   -------------   -----------   -------------
Michael R. Henson..........   66,000       $438,900         50,667        263,333      $   602,000    $ 1,646,000
Dana P. Nickell............        0              0         14,000         42,000          161,000        483,000
Jeffrey F. O'Donnell.......        0              0         25,000         75,000          288,000        863,000

---------------

(1) Based on the deemed fair value (as determined by the Board) for options exercised prior to the initial public offering, less the exercise price payable for such shares.

(2) Based on the fair market value of the Company's Common Stock at year-end, $13.00 per share, less the exercise price payable for such shares.

MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     None of the Named Officers have employment agreements with CVD. The employment of each of the Named Officers may be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has the authority as administrator of the Company's 1996 Stock Option/Stock Issuance Plan to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers and any unvested shares actually held by those individuals under the 1996 Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following a hostile take-over of the Company effected through a successful tender for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

OFFICER LOANS

     On June 15, 1996, CVD extended a loan in the amount of $150,000, to Jeffrey
F. O'Donnell, the Company's Vice President of Sales and Marketing. The note was secured by a second deed of trust on Mr. O'Donnell's home and has a five-year term with interest compounding semi-annually at 6%. The principal and interest will be due five years from the date of the note.

     On September 16, 1996, the Company extended an interest free loan to Michael R. Henson, the Company's President and Chief Executive Officer, in the amount of $175,000. The principal amount of the loan will be due in full on September 19, 1998. The Company secured the note by a deed of trust on certain real property owned by Mr. Henson.

     On January 24, 1997, the Company extended a loan in the amount of $100,000 to Jeffrey H. Thiel, the Company's Vice President of Operations. The note was secured by a second deed of trust on Mr. Thiel's home and has a five-year term with interest compounding semi-annually at 6%. The principal and interest will be due five years from the date of the note.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in CVD's Proxy Statement for next year's Annual Meeting of Stockholders is December 16, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Dana P. Nickell
                                          Secretary

April 16, 1997

                         CARDIOVASCULAR DYNAMICS, INC.
                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                 (AS AMENDED AND RESTATED AS OF APRIL 8, 1997)

                                  ARTICLE ONE

                               GENERAL PROVISIONS


       I.        PURPOSE OF THE PLAN

                 This 1996 Stock Option/Stock Issuance Plan is intended to promote the interests of CardioVascular Dynamics, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                 Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.         STRUCTURE OF THE PLAN

                 A. The Plan shall be divided into three separate equity programs:

                               (i)         the Discretionary Option Grant
         Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                              (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                             (iii) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                 B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III.        ADMINISTRATION OF THE PLAN

                 A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

                 B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                 C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                 D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                 E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                 F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants or stock issuances made thereunder.

     IV.         ELIGIBILITY

                 A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:



                                   2.

                               (i)         Employees,

                              (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                             (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                 B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

                 C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                 D. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who are serving as non-employee Board members on the Underwriting Date, (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are to continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Underwriting Date or (if later) at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member after one or more Annual Stockholders Meetings.

       V.        STOCK SUBJECT TO THE PLAN

                 A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued


                                     3.

over the term of the Plan shall not exceed 1,900,000 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options to be incorporated into the Plan and (ii) an additional increase of 700,000 shares approved by the Board subject to stockholder approval at the 1997 Annual Meeting.

                 B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 800,000 shares of Common Stock in the aggregate over the term of the Plan.

                 C. Shares of Common Stock subject to outstanding options (including any options incorporated from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) those options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                 D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate under the Plan,
(iii) the number and/or class of securities for which automatic option grants are to be made subsequently per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan). Such adjustments to the outstanding options are to be effected in a manner which shall preclude the dilution or enlargement of benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                 4.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                 A.       Exercise Price.

                          1.      The exercise price per share shall be fixed
by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                               (i)         cash or check made payable to the
Corporation,

                              (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                             (iii)         to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                 Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                                   5.

                 B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                 C.       Effect of Termination of Service.

                          1.      The following provisions shall govern the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                              (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                             (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                              (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                               (v)         In the event of an Involuntary
         Termination following a Corporate Transaction, the provisions of
         Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.


                                 6.

                          2.      The Plan Administrator shall have the
discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                              (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                              (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                 D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                 E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                 F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime in accordance with the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.


                               7.

     II.         INCENTIVE OPTIONS

                 The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                 A. Eligibility. Incentive Options may only be granted to Employees.

                 B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                 C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                 D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the


                                8.

acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                 B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                 C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction. The Plan Administrator shall also have the discretion to grant options which do not accelerate whether or not such options are assumed (and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a Corporate Transaction.

                 D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the number and/or class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate under the Plan.

                 F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary


                                  9.

Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                 G. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                 H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                 I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.         CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.


                                10.

       V.        STOCK APPRECIATION RIGHTS

                 A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                 B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                               (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                              (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                             (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                 C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                               (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                              (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect shall have the unconditional right (exercisable for


                                   11.

         a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                             (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                              (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.



                                      12.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


       I.        STOCK ISSUANCE TERMS

                 Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                 A.       Purchase Price.

                          1.      The purchase price per share shall be fixed
by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                          2.      Subject to the provisions of Section I of
Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                   (i)         cash or check made payable to the Corporation, or

                   (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

                 B.       Vesting Provisions.

                          1.      Shares of Common Stock issued under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                   (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                   (ii) the number of installments in which the shares are to vest,


                                    13.

                   (iii) the interval or intervals (if any) which are to lapse between installments, and

                   (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                          2.      Any new, substituted or additional securities
or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                          3.      The Participant shall have full stockholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                          4.      Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase- money note of the Participant attributable to the surrendered shares.

                          5.      The Plan Administrator may in its discretion
waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time,



                              14.

whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. All outstanding cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those cancellation rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                 B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those cancellation rights are assigned to the successor corporation (or parent thereof).

                 C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

                 D. The Plan Administrator shall have the discretion to provide for cancellation rights with terms different from those in effect under
Section II.A. in connection with a Corporate Transaction.

     III.        SHARE ESCROW/LEGENDS

                 Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.



                               15.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 A. GRANT DATES. Option grants shall be made on the dates specified below:

                          1.      Each individual who is serving as a
non-employee Board member on the Underwriting Date shall automatically be granted, on the Underwriting Date, a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

                          2.      Each individual who is first elected or
appointed as a non-employee Board member on or after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

                          3.      On the date of each Annual Stockholders
Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, shall automatically be granted a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                 B.       EXERCISE PRICE.

                          1.      The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall be payable in one or
more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 C.       OPTION TERM.  Each option shall have a term of ten
(10) years measured from the option grant date.


                                 16.

                 D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                 E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                          (iv)    In no event shall the option remain
         exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.



                                    17.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                 D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                 E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.



                                 18.

     III.        REMAINING TERMS

                 The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 19.

                                  ARTICLE FIVE

                                 MISCELLANEOUS


       I.        FINANCING

                 A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                 B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     II.         TAX WITHHOLDING

                 A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                 B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                               (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the


                                   20.

         percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                              (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III.        EFFECTIVE DATE AND TERM OF THE PLAN

                 A. The Plan became effective with respect to the Discretionary Option Grant and Stock Issuance Program on the Plan Effective Date. The Automatic Option Grant Program became effective on the Underwriting Date. On April 8, 1997, the Board amended the Plan to (i) increase the number of shares available for issuance by 700,000 shares, (ii) provide that non-employee Board members shall be eligible to participate in the Discretionary Option Grant and the Stock Issuance Programs, (iii) eliminate the restriction that the individuals who serve as Plan Administrator may not receive any discretionary option grants or direct stock issuances from the Company while serving as Plan Administrator or during the twelve month period preceding appointment as Plan Administrator, (iv) require stockholder approval of future amendments to the Plan only to the extent necessary to satisfy applicable laws or regulations, (v) eliminate both the six month holding period requirement and the ten business day "window" period requirement for the exercise of any stock appreciation rights granted under the Plan and (vi) allow the shares issued under the Plan which are subsequently reacquired by the Company pursuant to the Company's exercise of its repurchase rights to be added back to the share reserve available for future issuance under the Plan. However, no options granted under the Plan on the basis of such share increase may be exercised, and no shares shall be issued thereunder, until the amendment to the Plan increasing the share reserve is approved by the Corporation's stockholders at the 1997 Annual Meeting. If such stockholder approval is not obtained, then all options previously granted under this Plan on the basis of such share increase shall terminate and cease to be outstanding.

                 B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Section 12(g) Registration Date. All options outstanding under the Predecessor Plan as of such date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.


                                  21.

                 C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                 D. The Plan shall terminate upon the earliest of (i) April 29, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     IV.         AMENDMENT OF THE PLAN

                 A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

                 B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.        USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.


                                22.

     VI.         REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.        NO EMPLOYMENT/SERVICE RIGHTS

                 Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


                                 23.

                                    APPENDIX


                 The following definitions shall be in effect under the Plan:

         A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

         B.      BOARD shall mean the Corporation's Board of Directors.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D.      CODE shall mean the Internal Revenue Code of 1986, as amended.

         E.      COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or





                                      A-1.

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. CORPORATION shall mean CardioVascular Dynamics, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of CardioVascular Dynamics, Inc. which shall by appropriate action adopt the Plan.

         H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         I. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

         J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of





                                      A-2.

         transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

         N. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:

                      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                      (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

         O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.





                                      A-3.

         Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

         U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         X. PLAN shall mean the Corporation's 1996 Stock Option/Stock Issuance Plan, as set forth in this document.

         Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more





                                      A-4.

classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Z. PLAN EFFECTIVE DATE shall mean April 30, 1996, the date on which the Plan was adopted by the Board.

         AA.     PREDECESSOR PLAN shall mean the Corporation's 1995 Stock
Option Plan.

         AB.     PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         AC.     QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic
Relations Order which substantially complies with the requirements of Code
Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

         AD.     SECONDARY COMMITTEE shall mean a committee of two (2) or more
Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

         AE.     SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AF.     SECTION 12(G) REGISTRATION DATE shall mean the first date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

         AG.     SERVICE shall mean the performance of services to the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         AH.     STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AI.     STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         AJ.     STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.





                                      A-5.

         AK.     SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         AL.     TAKE-OVER PRICE shall mean the greater of (i) the Fair Market
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AM.     TAXES shall mean the Federal, state and local income and
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         AN.     10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         AO.     UNDERWRITING AGREEMENT shall mean the agreement between the
Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

         AP.     UNDERWRITING DATE shall mean the date on which the
Underwriting Agreement is executed and priced in connection with the initial public offering of the Common Stock.





                                      A-6.

PROXY


                         CARDIOVASCULAR DYNAMICS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on May 16, 1997 and the proxy statement and appoints Michael R. Henson and Dana P. Nickell, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of CardioVascular Dynamics, Inc. ("CVD") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of CVD to be held at 13700 Alton Parkway, Suite 160, Irvine, California 92618 on Monday, May 16, 1997 at 10:00 a.m., and at any adjournment or postponement thereof, and to vote in their discretion on such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)




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
                                                        Please mark
                                                        your votes as
                                                        indicated in    /X/
                                                        this example





1. AMENDMENT TO CVD'S 1996 STOCK OPTION/STOCK           FOR   AGAINST   ABSTAIN
   ISSUANCE PLAN TO EFFECT AN INCREASE IN THE
   POOL OF SHARES AVAILABLE FOR ISSUANCE BY AN          / /     / /       / /
   ADDITIONAL 700,000 SHARES OF COMMON STOCK AND
   MAKE SUCH OTHER CHANGES AS DESCRIBED IN THE
   PROXY STATEMENT.

2. ELECTION OF DIRECTORS                                 WITHHOLD
   INSTRUCTION: To withhold authority to      FOR        AUTHORITY
   vote for any individual nominee mark   all nominees  to vote for
   the "EXCEPTIONS" box, and strike a     listed below  all nominees  EXCEPTIONS
   line through the nominee's name in
   the list below:                            / /           / /          / /
   MITCHELL DANN      EDWARD M. LEONARD
   WILLIAM G. DAVIS   GERARD VON HOFFMANN
   MICHAEL R. HENSON

3. RATIFICATION OF ERNST & YOUNG LLP AS                FOR   AGAINST   ABSTAIN
   INDEPENDENT AUDITORS FOR FISCAL YEAR 1997.
                                                       / /     / /       / /


The Board of Directors recommends a vote FOR each of the director nominees listed above and for the other proposals set forth above. This Proxy, when properly executed will be voted as specified above. This Proxy will be voted FOR Proposals Nos. 1 and 3 and FOR each of the nominees listed under Proposal No. 2 if no specification is made. This proxy will also be voted at the discretion of the proxy holders on such matters other than the three specific items as may come before the meeting.


PLEASE RETURN YOUR EXECUTED PROXY TO CVD'S TRANSFER AGENT IN THE ENCLOSED ENVELOPE, OR, IF NECESSARY, DELIVER IT TO CVD, ATTENTION: SECRETARY.


Please print the name(s) appearing on each share certificate(s) over which you have voting authority:


______________________________________  Dated:______________________________
(Print name(s) as it (they) appear on certificate)


Signature(s)____________________________________________________________________
Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.

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